Exhibit 99.1

Armada Acquisition Corp. I to acquire Rezolve Mobile Engagement Platform in $2bn deal

•	Rezolve has entered into a definitive business combination agreement with Cohen & Company backed Armada Acquisition Corp. I (NASDAQ: AACI)
•	Deal positions Rezolve as a leader of Mobile Commerce transformation globally
•	Powerful partner driven business model positions Rezolve to quickly capitalize on very large market opportunity
•	The transaction is expected to result in $190 million in gross proceeds, including $150 million in trust (assuming no redemptions) and approximately $40 million of additional capital from Christian Angermayer and Betsy Cohen
•	$2 billion pro forma combined company market capitalization represents a significant valuation discount relative to public market peers

This press release should be read in conjunction with the video release available at www.rezolve.com/investors.

Philadelphia, PA and London, UK December 17, 2021 – Rezolve, a leader in mobile commerce and engagement, announced today that it has entered into a definitive business combination agreement with Armada Acquisition Corp. I (NASDAQ: AACI) (“Armada”), a publicly traded special purpose acquisition company. Upon closing of the transaction, the combined company’s shares are expected to trade on the NASDAQ under the ticker symbol “ZONE”.

“Rezolve sits at the intersection of eCommerce enablement, digital payments and eMarketing technology. They have developed proprietary technology with a powerful partner driven business model that could lead to rapid growth in the still nascent but potentially massive mobile commerce market,” commented Betsy Cohen, a highly regarded SPAC investor that has agreed to invest in the combined company.

“Douglas Lurio and I set out to find a company that had carved out a unique position in the FinTech sector, with a recurring revenue model at an inflection point where our additional capital and expertise could drive rapid accelerating growth. We believe that we have found that with Rezolve. We believe that Rezolve is a potential market leader and that our valuation of Rezolve is priced at a significant discount to our selected publicly traded peers.” said Armada Chairman and CEO Stephen Herbert.

“I believe that Rezolve has the potential to eventually become one of the most successful ecommerce companies in the world and that’s why I have been investing in Rezolve from the early rounds and why I am stepping up my investment in Rezolve in this transaction now. I deeply believe that this is just the beginning of something very big” said Christian Angermayer, the founder of investment firm Apeiron Investment Group.

Rezolve is positioned to become the engine of mobile engagement that enables the transformation of interactions between consumers and merchants on mobile devices. Rezolve is an enterprise SaaS platform designed from the ground up specifically for mobile commerce and engagement. The platform allows merchants and brands to convert media into an interactive experience on a mobile device, which can drive a meaningful increase in consumer engagement and purchase activity. Rezolve currently has go-to-market partner agreements with leading global players that have a combined global reach of over 20 million merchants and over 1 billion consumers across China, Asia and Europe. Rezolve’s platform already serves over 150,000 of those merchants today.

Rezolve founder and CEO Dan Wagner has been building eCommerce businesses for over 35 years and will continue to lead the combined company following the close of the transaction. “We are doing for mobile commerce what Shopify (NYSE, TSX: SHOP) and BigCommerce Holdings (NASDAQ: BIGC) have done for web commerce,” said Mr. Wagner. “We believe mobile commerce is the future and our proprietary technology enables physical merchants to tap into this potentially massive opportunity. I have been working on this problem since 2007 and founded Rezolve in 2016 to solve it. We now have the technology platform solution and go to market partnerships that strongly positions Rezolve to take advantage of what we see as a near $500 billion global market opportunity over time. We expect the proceeds from this transaction will allow us to significantly accelerate adoption and market growth going forward.”

Transaction Overview

The transaction has been unanimously approved by the Board of Directors of Armada, as well as the Board of Directors of Rezolve, and is subject to the satisfaction of customary closing conditions, including the approval of the stockholders of Armada and receipt of certain regulatory approvals.

The combined entity will receive approximately $150 million from Armada’s trust account, assuming no redemptions by Armada’s public stockholders, together with approximately $40m in additional investment proceeds. The proposed business combination values the enlarged Rezolve group at a pro forma enterprise value of approximately $1.8 billion and a pro forma market capitalization of approximately $2 billion. The parties may seek additional debt or equity capital between today’s announcement and the consummation of the business combination.

Additional information about the proposed transaction, including a copy of the business combination agreement will be provided in a Current Report on Form 8-K and in Armada’s registration statement on Form F-4, which will include a document that serves as a prospectus and proxy statement of Armada, referred to as a proxy statement/prospectus, each of which will be filed by Armada with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Conference Call Information

The investor video and presentation discussing the proposed business combination can be accessed by visiting www.rezolve.com/investors. A transcript of the call and copy of the investor presentation will also be filed by Armada Acquisition Corp with the SEC in a Current Report on Form 8-K and in Armada’s registration statement on Form F-4, which will include a document that serves as a prospectus and proxy statement of Armada, referred to as a proxy statement/prospectus.

Advisors

Barclays and Cantor Fitzgerald & Co. are serving as financial advisors to Rezolve. Cohen & Company Capital Markets, a division of J.V.B Financial Group, LLC is serving as the financial advisor to Armada.

KPMG is acting as a financial and diligence advisor to Armada and as an accounting advisor to Rezolve. Taylor Wessing and Wilson Sonsini are representing Rezolve and DLA Piper LLP (US) and DLA Piper UK LLP are representing Armada Acquisition Corp. I as legal counsel for the transaction. Cantor Fitzgerald & Co. and Cohen & Company Capital Markets are acting as placement agents in connection with the PIPE offering. King & Spalding LLP is acting as legal counsel to the placement agents.

About Rezolve

Rezolve is taking retailing into a new era of customer engagement with a proprietary mobile engagement platform. The Rezolve Platform is a powerful set of mobile commerce and engagement capabilities that provide mobile application vendors with a range of valuable commercial opportunities that can be realized without having to develop code, host operations or manage security. The Rezolve Inside SDK allows mobile application vendors to quickly deliver innovation for their consumers into existing or new mobile apps. Rezolve was founded in 2016, is headquartered in London, UK and has offices in China, India, Taiwan, Germany, Spain and Mexico. (www.rezolve.com).

About Armada Acquisition Corp. I

Armada Acquisition Corp. I is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Armada was founded on November 5, 2020 and is headquartered in Philadelphia, PA.

Cohen & Company

Cohen & Company Inc. (NYSE American: COHN) is a financial services company specializing in fixed income markets and, more recently, in SPAC markets. It was founded in 1999 as an investment firm focused on small-cap banking institutions but has grown to provide an expanding range of capital markets and asset management services. An investment vehicle managed by its indirect subsidiary, Cohen & Company Financial Management, LLC has a passive membership interest in Armada.

About Christian Angermayer

Christian Angermayer is a serial entrepreneur, investor, and founder of his private investment firm, Apeiron Investment Group (www.apeiron-investments.com). With more than $3.5 billion in assets under management and 60 FTEs across five international locations, Apeiron focuses on Life Sciences, FinTech & Crypto, and FutureTech (e.g. SpaceTech, FoodTech, AI).  Apeiron has a global approach and deploys its capital across the entire company lifecycle. Apeiron’s investments include atai Life Sciences (NASDAQ: ATAI), which was founded by Christian in 2018 and works to unlock innovative treatments to improve the status quo for the one billion plus people worldwide suffering from mental health issues.

Important Information About the Proposed Transaction and Where to Find It

This communication relates to a proposed business combination transaction among Armada, Rezolve, Rezolve Group Limited, a Cayman Islands exempted company (“Newco”), and Cayman Merger Sub, Inc. A full description of the terms of the transaction will be provided in a registration statement on Form F-4 that Armada intends to file with the SEC that will include a prospectus of Newco with respect to the securities to be issued in connection with the proposed business combination and a proxy statement of Armada with respect to the solicitation proxies for the special meeting of stockholders of Armada to vote on the proposed business combination. Armada urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Armada, Rezolve, Newco and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Armada as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Registration Statement on Form F-4, including the proxy statement/prospectus included therein, and other documents filed with the SEC without charge, by directing a request to: Armada Acquisition Corp. I, 2005 Market Street, Suite 3120, Philadelphia, PA 19103 USA; (215) 543-6886. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination.  Before making any voting or investment decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed transaction.

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the transaction, the listing of the Combined Company’s shares, including the timing thereof, the amount and use of the proceeds of the transaction, our future growth and innovations, the initial pro forma market capitalization of the combined company, the pro forma amount of funds available in the trust account, our assumptions regarding stockholder redemptions, and the benefits of the transaction. These forward looking statements are subject to a number of risks and uncertainties, including, among others, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Armada, Rezolve, Newco or others following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed business combination due to the failure to obtain approval of the stockholders of Armada, to receive regulatory approvals or to satisfy other conditions to closing; (4) the ability to meet stock exchange listing standards following the consummation of proposed business combination; (5) the risk that the proposed business combination disrupts current plans and operations of Armada or Rezolve as a result of the announcement and consummation of the proposed business combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed business combination; (9) the possibility that Armada, Rezolve or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) the impact of COVID-19 on Rezolve’s business and/or the ability of the parties to complete the proposed business combination; (11) the ability of existing investors to redeem and the level of redemptions, the ability to complete the business combination due to the failure to obtain approval from Armada’s stockholders, , including those to be included under the header “Risk Factors” in the registration statement on Form F-4 to be filed by Newco with the SEC and those included under the header “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus of Armada related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or for a solicitation of an offer to buy or sell securities, assets or the business described herein or a commitment to the Company or Rezolve, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed business combination or otherwise, nor shall there be any offer, sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Armada, Newco and Rezolve, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Armada’s stockholders in respect of the proposed business combination. Information about the directors and executive officers of Armada is set forth in Armada’s final prospectus relating to its initial public offering, dated August 12, 2021, which was filed with the SEC on August 16, 2021 and is available free of charge at the SEC’s web site at www.sec.gov. Information about the directors and executive officers of Newco and Rezolve and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the proposed business combination when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to Armada’s stockholders in connection with the proposed business combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Contacts

For Rezolve:

Investor Contact:

Kevin Hunt

RezolveIR@icrinc.com

Media Contact:

Urmee Khan

urmeekhan@rezolve.com

44-7576-094-040

For Armada Acquisition Corp. I:

Stephen P. Herbert

sherbert@armadaacq.com

Douglas M. Lurio

dlurio@armadaacq.com

Media Contact:

Edmond Lococo

ICR Inc.

RezolvePR@icrinc.com